THRIVENT SERIES FUNDS, INC.

Supplement to Prospectus dated April 30, 2009

with respect to

Thrivent Small Cap Stock Portfolio

The “Portfolio Management” section of the prospectus is amended.

Thrivent Small Cap Stock Portfolio

The description under Thrivent Small Cap Stock Portfolio is deleted and replaced with the following:

Darren M. Bagwell, CFA has served as portfolio manager for the Thrivent Small Cap Stock Portfolio since 2010. He has been with Thrivent since 2002 in an investment management capacity and currently is Director of Research.

The date of this Supplement is February 25, 2010.

Please include this Supplement with your Prospectus

26793